EXHIBIT 10.7

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON ITS CONVERSION MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO RULE 144 UNDER THE ACT, IF AVAILABLE, OR AN OPINION FROM COUNSEL TO THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL TO MAKER, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT.

Ecologix Resources Inc. a/k/a Battery Control Corp.
18% Senior Convertible Promissory Note
Due March 31, 2010

US $100,000.00 April 9, 2009

Ecologix Resources Inc. a/k/a Battery Control Corp., a public company, trading on the OTCBB under the symbol BATY.OB, organized under the laws of the Delaware (the “Company” or the “Maker”), for value received, hereby promises to pay to David D Greenberg, or his registered assigns (the "Payee" or the "Holder"), at 5 Brookville Lane South, Brookville, New York 11545, upon due presentation and surrender of this 18% Convertible Promissory Note (this “Note”) on March 13, 2010 (the “Maturity Date”), the principal amount of the total Senior Note of One Hundred Thousand Dollars ($100,000.00) and accrued interest thereon as hereinafter provided.

ARTICLE I
PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

1.1           Payment of Principal and Interest.  Payment of the principal and accrued interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Interest (computed on the basis of a 360-day year for the number of days elapsed) on the unpaid portion of said principal amount from time to time outstanding shall be paid by the Company at the rate of Eighteen Percent (18%) per annum, in like coin and currency, on the Maturity Date.  Interest shall accrue from the date set forth above (the “Issuance Date”).  Both principal hereof and interest thereon are payable at the Holder's address above or such other address as the Holder shall designate from time to time by written notice to the Company.  The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check, sent to the Holder's above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Note or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Note to the Company for cancellation.

Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee in accordance with the terms of Section 2.2 of this Note.

1.2           Additional Payments. In addition to the payment of principal and interest as described above, the holder of this note shall be entitled to the following:

a.           Warrants
(i)           One Hundred Thousand (100,000) cashless warrants priced at 1 cent ($0.01) “penny warrants.”

1.3           Extension of Payment Date.  If this Note becomes due and payable on a Saturday, Sunday or other day on which banks in the State of New York are authorized to remain closed, the due date hereof shall be extended to the next succeeding full Business Day.  “Business Day” shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.  All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

ARTICLE II
CONVERSION

2.1           Conversion into Common Stock at Option of Holder.  At any time and from time to time until the Maturity Date, this Note is convertible in whole or in part at the Company's option into shares of the Company’s common stock (the “Common Stock”) at $1.00 per share,.  However if the Company is default of payment, the Holder may elect to convert, by a written notice of conversion in the form of Attachment I hereto (a “Conversion Notice”) one sixth of the principal and interest per month at a 10% discount to market based upon a forward Volume Weighted Average Price (VWAP).  Interest shall accrue to and through the day prior to the date of conversion (which shall be the date that this Note and the duly executed Conversion Notice is deemed to be delivered hereunder).  The number of shares of Common Stock issuable upon conversion hereunder shall be determined by dividing (X) sum of (a) the outstanding principal of this Note being converted plus (b) the accrued and unpaid interest payable with respect to the principal amount of this Note being converted by (Y) the Conversion Price then in effect.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share (which will be valued based upon the Conversion Price then in effect) which would otherwise be issuable upon the surrender of this Note for conversion.  As soon as practicable following conversion and upon the Holder's compliance with the conversion procedure described in Section 2.2 hereof, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon conversion and a check for any fractional share and, in the event the Note is converted in part, a new Note of like tenor in the principal amount equal to the remaining principal balance of this Note after giving effect to such partial conversion.

2.2           Transfer of Note; Conversion Procedure.  This Note is not divisible.  This Note and all rights hereunder may be sold, transferred or otherwise assigned to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.  Upon the transfer of this Note through the use of the assignment form attached hereto as Attachment II, and in accordance with applicable law or regulation and the payment by the Holder of funds sufficient to pay any transfer tax, the Company shall issue and register this Note in the name of the new holder.

The Company shall convert this Note upon surrender thereof for conversion properly endorsed and accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment I and any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.  Subject to the terms of this Note, upon surrender of this Note and the delivery of the Conversion Notice, the Company shall issue and deliver with all reasonable dispatch to or upon the written order of the Holder of such Note and in such name or names as such Holder may designate, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Note.  The person or persons to whom such certificate or certificates are issued by the Company shall be deemed to have become the holder of record of such shares of Common Stock as of the date of the surrender of this Note.  Upon conversion, the Holder will be required to execute and deliver any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.

2.3           Covenants.

(a)           Issuance and Shares of Common Stock upon Conversion.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note, such number of shares of Common Stock as shall equal the aggregate number of shares of Common Stock that would be issued under this Note if fully converted.  The Company also covenants that all of the shares of Common Stock that shall be issuable upon conversion of this Note shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b)           Restrictive Legend.  Each certificate evidencing shares of Common Stock issued to the Holder following the conversion of this Note shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

2.4           Adjustment of Conversion Price and Number of Underlying Shares.  The number of shares of Common Stock issuable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time as follows:

(a)           Dividends; Reclassifications, etc.  In the event that the Company shall, at any time prior to the earlier to occur of (i) the complete conversion of this Note and (ii) the Maturity Date:  (A) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock of the Company; (B) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; (C) transfer its property as an entirety or substantially as an entirety to any other company or entity; or (D) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent conversion of this Note, the Holder shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the Company resulting from transfer, or such assets of the Company, which it would have been entitled to receive had it converted this Note into shares of Common Stock prior to the happening of any of the foregoing events.

(b)           Reorganization of the Company.  If the Company is a party to a merger or other transaction which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction, this Note shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder would have owned immediately after such transaction if the Holder had converted this Note into shares of Common Stock at the Conversion Price in effect immediately before the effective date of the transaction.  Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon exercise of this Note shall execute and deliver to the Holder a new Note so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided in this Section 2.4(b).  The successor company also shall mail to the Holder a notice describing the new Notes.

ARTICLE III
MISCELLANEOUS

3.1           Default.  If one or more of the following described events (each of which being an “Event of Default” hereunder) shall occur and shall be continuing,

(a)           the Company shall breach, fail to perform, or fail to observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Company under this Note , and such breach or failure to perform shall not be cured within ten (10) days after written notice to the Company; or

(b)           bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within forty-five (45) calendar days thereafter; or

(c)           the Company shall have failed to pay the principal amount and accrued and unpaid interest hereunder when due;

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder’s sole discretion, the Holder may consider the entire principal amount of this Note (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.  It is agreed that in the event of such action, the Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys.

3.2           Senior Debt.  This Note represents Senior Debt of the Company.  The Company may not issue any additional Senior Debt, without the express written consent of the Note holder or a vote of the majority of shares issued and outstanding.

3.3           Additional Shares. The Holder shall be entitled to additional shares for a period of eighteen (18) months from the date of this Note, if the Company sells any shares (other than employee stock options) at the same price as the newly sold shares, if that price is lower than the price contained herein for unconverted or outstanding debt and interest.

3.4           Collection Costs.  In the event that this Note shall be placed in the hands of an attorney for collection by reason of any Event of Default hereunder, the undersigned agrees to pay reasonable attorney’s fees and disbursements and other reasonable expenses incurred by the Holder in connection with the collection of this Note.

3.5           Prepayment.  The principal amount of this Note and any accrued and unpaid interest thereon may be prepaid, in whole or in part, at any time without penalty or premium, at the discretion of the Company upon ten (10) days written notice to Holder; provided, however that holder shall be entitled to convert this Note in accordance with the terms hereof during such ten (10) day period.

3.6           Rights Cumulative.  The rights, powers and remedies given to the Holder under this Note shall be in addition to all rights, powers and remedies given to it by virtue of any document or instrument executed in connection therewith, or any statute or rule of law.

3.7           No Waivers.  Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Note, any documents or instruments executed in connection therewith or otherwise available to the Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

3.8           Amendments in Writing.  No modification or waiver of any provision of this Note, or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

3.9           Governing Law.  This Note and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York.

3.10         Successors.  The term “Payee” and “Holder” as used herein shall be deemed to include the Payee and its successors, endorsees and assigns.

3.11           Stamp or Transfer Tax.  The Company will pay any documentary stamp or transfer taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Note; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s satisfaction that such tax has been paid.

3.12           Mutilated, Lost, Stolen or Destroyed Note.  In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note, mutilated, lost, stolen or destroyed, a new Note of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

3.13           No Rights as Shareholder.  Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company.

3.14           Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice shall be in writing and delivered personally, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company at _________________________________________, attention:  President, or such other address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally or sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Holder, at the address appearing on the books of the Company, or if no such address appears, at the principal place of business of Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earlier of (i) four days after deposit in the United States mail, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.

IN WITNESS WHEREOF, Ecologix Resouces Inc. a/k/a Battery Control Corp. this Note to be duly executed and delivered as of the date first above written.

Ecologix Resources Inc..

By:	/s/
Name
Title

ATTACHMENT I

CONVERSION NOTICE

TO:  Ecologix Resources, Inc.

The undersigned holder of this Note hereby irrevocably exercises the option to convert $________ principal amount of such Note (which may be less than the stated principal amount thereof) and $_____ of accrued and unpaid interest (which may be less than the aggregate amount of accrued and unpaid interest into shares of Common Stock of Ecologix Resources, Inc., in accordance with the terms of such Note, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with a check (if applicable) in payment for any fractional shares as provided in such Note, be issued and delivered to the undersigned unless a different name has been indicated below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Note, the undersigned will pay all transfer taxes payable with respect thereto.
Address of Holder

Print Name of Holder

Signature of Holder
Principal amount of Note to be converted $________

If shares are to be issued otherwise then to the holder:

Address of Transferee

Print Name of Transferee

Social Security or Employer Identification Number of Transferee

I

ATTACHMENT II

Assignment

For value received, the undersigned hereby assigns to _____________, $___________ principal amount of __% Convertible Promissory Note due December 12, 2008, evidenced hereby and hereby irrevocably appoints __________________ attorney to transfer the Note on the books of the within named corporation with full power of substitution in the premises.
Dated:

In the presence of:

Print Name

Signature

II